UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2016

BIOHITECH GLOBAL, INC.

(formerly known as Swift Start Corp.)

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192151	46-2336496
(State of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977

(Address of principal executive offices)

Registrant’s telephone number, including area code: 845-262-1081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 19, 2016, BioHiTech Global, Inc. (the “Company”) entered into a Consulting Service Agreement (the “Agreement”) with Tusk Ventures LLC (“Tusk”) effective August 1, 2016 (the “Effective Date”). Tusk will provide strategic political, regulatory and communications consulting services to the Company, for a term of 12 months from the Effective Date (subject to a 60-day notice of termination by either party). In consideration for the services, the Company will pay Tusk a monthly cash fee of $50,000, which the Company may defer payment on for no longer than four months, at which time all deferred payments shall be due. The Company will also pay Tusk an equity fee equal to $25,000 per month, which initially will take the form of convertible notes and then, upon the mandatory conversion of certain of the Company’s other convertible notes, the monthly equity fee shall be paid in shares of the Company’s common stock based upon the trailing month’s average price per share.

Item 3.02	Unregistered Sales of Equity Securities.

The information required to be disclosed in this Item 3.02 is incorporated herein by reference from Item 1.01.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. Each of the offerings was made to an “accredited investor” (as defined by Rule 501 under the Securities Act). In addition, the sale of securities did not involve a public offering; the Registrant made no solicitation in connection with the sale other than communications with the investor; the Registrant obtained representations from the investor regarding its investment intent, experience and sophistication; and the investor either received or had access to adequate information about the Registrant in order to make an informed investment decision.

Item 8.01	Other Events.

On July 28, 2016, the Registrant issued a press release announcing that the Company entered into the Agreement with Tusk. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Exhibit Number	Description

4.1	Form of Convertible Note
99.1	Press Release dated July 28, 2016

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

Date: August 2, 2016	BIOHITECH GLOBAL, INC.

	By:	/s/ Frank E. Celli
		Name:	Frank E. Celli
		Title:	Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

4.1	Form of Convertible Note
99.1	Press Release dated July 28, 2016